EXHIBIT 99.1
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[GRAPHIC OMITTED]
[LOGO - MOVADO GROUP INC.]

                                                                          Movado

                                                                            Ebel

                                                                         Concord

                                                                             ESQ

                                                                     Coach Watch

                                                          Tommy Hilfiger Watches



APPROVED BY:      Rick Cote
                  Executive Vice President and
                  Chief Operating Officer
                  201-267-8000

CONTACT:          Suzanne Michalek
                  Director of Corporate Communications
                  201-267-8000

                  Financial Dynamics
                  Ivo Lingnau/Caroline Ledosquet
                  +44 20 7831 3113


FOR IMMEDIATE RELEASE
--------------------------------------------------------------------------------

                  MOVADO GROUP, INC. COMPLETES EBEL ACQUISITION

         PARAMUS, NJ - MARCH 01, 2004 -- MOVADO GROUP, INC. (NYSE: MOV) today announced that it has successfully completed the acquisition of Ebel, one of the world's premier luxury watch brands, from LVMH, Moet Hennessy Louis Vuitton, (Reuters: LVMH.PA).

         With its distinctive and internationally recognized image, Ebel is an excellent complement to Movado Group's portfolio of brands, extending its presence within the luxury watch category and international markets.

         Efraim Grinberg, President and Chief Executive Officer, said, "We are very pleased to welcome the Ebel brand into Movado Group. With a tremendous heritage, having been founded nearly a century ago in La Chaux de Fonds, Switzerland, Ebel, today, is truly a global luxury brand. The powerful combination of Ebel's distinguished heritage, iconic designs and technical expertise, together with Movado Group's proven track record, will allow Ebel to become an even stronger Swiss luxury brand in the future than it is today. We intend to provide the necessary resources to build upon Ebel's heritage and maximize the potential of the brand while generating long-term value for our shareholders."

Movado Group, Inc. designs, manufactures, and distributes Movado, Ebel, Concord, ESQ, Coach and Tommy Hilfiger watches worldwide, and operates Movado boutiques and Company stores in the United States.


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THIS PRESS RELEASE CONTAINS CERTAIN FORWARD-LOOKING STATEMENTS WITHIN THE
MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. THE COMPANY HAS TRIED, WHENEVER POSSIBLE, TO IDENTIFY THESE FORWARD-LOOKING STATEMENTS USING WORDS SUCH AS "EXPECTS," "ANTICIPATES," "BELIEVES," "TARGETS," "GOALS," "PROJECTS," "INTENDS," "PLANS," "SEEKS," "ESTIMATES," "PROJECTS," "MAY," "WILL," "SHOULD" AND SIMILAR EXPRESSIONS. SIMILARLY, STATEMENTS IN THIS PRESS RELEASE THAT DESCRIBE THE COMPANY'S BUSINESS STRATEGY, OUTLOOK, OBJECTIVES, PLANS, INTENTIONS OR GOALS ARE ALSO FORWARD-LOOKING STATEMENTS. ACCORDINGLY, SUCH FORWARD-LOOKING STATEMENTS INVOLVE KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS THAT COULD CAUSE THE COMPANY'S ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS TO DIFFER MATERIALLY FROM THOSE EXPRESSED IN, OR IMPLIED BY, THESE STATEMENTS. THESE RISKS AND UNCERTAINTIES MAY INCLUDE, BUT ARE NOT LIMITED TO:
THE COMPANY'S ABILITY TO SUCCESSFULLY INTRODUCE AND SELL NEW PRODUCTS, THE COMPANY'S ABILITY TO SUCCESSFULLY INTEGRATE THE OPERATIONS OF EBEL WITHOUT DISRUPTION TO ITS OTHER BUSINESS ACTIVITIES, THE POSSIBILITY THAT THE ACQUISITION OF EBEL MAY NOT BE COMPLETED, CHANGES IN CONSUMER DEMAND FOR THE COMPANY'S PRODUCTS, RISKS RELATING TO THE RETAIL INDUSTRY, IMPORT RESTRICTIONS, COMPETITION, SEASONALITY AND THE OTHER FACTORS DISCUSSED IN THE COMPANY'S ANNUAL REPORT ON FORM 10-K AND OTHER FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE STATEMENTS REFLECT THE COMPANY'S CURRENT BELIEFS AND ARE BASED UPON INFORMATION CURRENTLY AVAILABLE TO IT. BE ADVISED THAT DEVELOPMENTS SUBSEQUENT TO THIS PRESS RELEASE ARE LIKELY TO CAUSE THESE STATEMENTS TO BECOME OUTDATED WITH THE PASSAGE OF TIME.

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